PSCVS1-1-699x
                            Chase Vista Select Funds

                        Supplement Dated October 19, 1999
                          Prospectus Dated June 1, 1999

SELECT NEW GROWTH OPPORTUNIES FUND
In the "The Fund's main investment strategy" section on page 48 of the Prospectus, the following text replaces the second sentence of the first paragraph:

This refers to companies with a market capitalization of $1 billion to $10 billion at the time of purchase.

SELECT SMALL CAP VALUE FUND
In the "The Fund's main investment strategy" section on page 54 of the Prospectus, the following text replaces the second sentence of the first paragraph:

That refers to companies with a market capitalization of $1.5 billion or less at the time of purchase.

The following text replaces the corresponding paragraphs in "The Portfolio Managers" section on page 68 of the Prospectus:

SELECT SHORT-TERM BOND FUND
The Portfolio Manager is H. Mitchell Harper, Senior Vice President and Portfolio Manager at Chase. Mr. Harper has been responsible for the Fund since October 1999. Mr. Harper has been with Chase since 1987. Previously he worked at John Alden Life Insurance Co. from 1985-1987, as Vice President, Portfolio Management. Prior to that he was Vice President, Department Head-Investments at Bank Life & Casualty.

SELECT INTERMEDIATE BOND FUND
Leonard Lovito, Vice President and Senior portfolio Manager at Chase, has been responsible for the management of the Select Intermediate Bond Fund since July 1998. From 1984 to June 1998, Mr. Lovito was Vice President and Portfolio Manager at J.W. Seligman & Co., Inc, where he was responsible for managing a number of institutional portfolios and mutual funds. Before that, Mr. Lovito was in the Investment Department at Dime Savings Bank of New York.

SELECT BOND FUND
The portfolio managers are Andrew Russell, a Vice President and Portfolio Manager at Chase and Timothy Neumann, Head of the Taxable Core Investment Group at Chase. They have been responsible for the Fund since May 1998 and October 1999 respectively. Mr. Russell joined Chase in 1990 and has held several positions within the U.S. fixed income area, including portfolio analyst, taxable fixed-income trader and assistant trader. Mr. Russell is a member of the U.S. fixed income area's quantitative research team. Mr. Neumann has been active in the asset management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining Chase in 1997, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance.

Henry Lartigue, Executive Vice President and Chief Investment Officer at Chase, is responsible for asset allocation and investment strategy for Chase's U.S. domestic equity portfolios. He began his career as a securities analyst at Chase in 1984. He then worked as an Equity Fund Manager until 1992. Mr. Lartigue worked as an independent registered investment advisor from July 1992 to June 1994, when he returned to Chase. He is also Portfolio Manager of Chase Equity Growth Fund (since 1994) and Co-Manager of Chase Balanced Fund (since
1994) and Chase Core Equity Fund (since 1996).

SELECT BALANCED FUND
Henry Lartigue, Executive Vice President and Chief Investment Officer at Chase, and Jeff Phelps, Portfolio Manager at Chase are responsible for the equity portion of the portfolio. H. Mitchell Harper, Senior Vice President and Portfolio Manager at Chase is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined Chase in 1997. Prior to joining Chase, he was employed by Houston Industries. Mr. Harper has managed the fixed income portion of the portfolio since October 1999.

SELECT EQUITY INCOME FUND
Robert Heintz, Director of Equity Management, Research and Trading at Chase, is responsible for management of the Fund's portfolio. He has worked at Chase since 1983 in an investment management position. Before joining Chase he worked at the Bank of New York as a Portfolio Manager. Mr. Heintz has been managing the Fund since August 1999. He is also Portfolio Manager of Chase Equity Income Fund (since its inception in 1988).

SELECT LARGE CAP EQUITY FUND
Mr. Lartigue and Mr. Phelps are responsible for management of the Fund's portfolio. Both have been managing the Fund since August 1999. Mr. Phelps is also a Co-Manager of Chase Core Equity Fund (since 1999).

SELECT LARGE CAP GROWTH FUND
Mr. Lartigue is responsible for management of the Fund's portfolio. He has been managing the Fund since August 1999.

SELECT NEW GROWTH OPPORTUNITIES FUND
Mr. Lartigue is responsible for management of the Fund's portfolio. He has been managing the Fund since August 1999.

SELECT SMALL CAP VALUE FUND
Mr. Heintz and Juliet Ellis, Senior Portfolio Manager at Chase, are responsible for management of the Fund's portfolio. Ms. Ellis has worked for Chase since 1987 as an analyst and portfolio manager. Before joining Chase she worked for Merrill Lynch, Pierce, Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999. Ms. Ellis is also Portfolio Manager of Chase Small Capitalization Fund (since 1993).















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